As filed with the Securities and Exchange Commission on September 8, 1997
                                                Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                            PRIDE INTERNATIONAL, INC.
                    (FORMERLY PRIDE PETROLEUM SERVICES, INC.)
             (Exact name of registrant as specified in its charter)

                       LOUISIANA                      76-0069030
            (State or other jurisdiction of        (I.R.S. Employer
            incorporation or organization)        Identification No.)

            1500 CITY WEST BLVD., SUITE 400
                    HOUSTON, TEXAS                        77042
       (Address of Principal Executive Offices)        (Zip Code)

                             ----------------------

           PRIDE INTERNATIONAL, INC. 1993 DIRECTORS' STOCK OPTION PLAN
                            (Full title of the plan)

                             ----------------------

                                ROBERT W. RANDALL
                       VICE PRESIDENT AND GENERAL COUNSEL
                            PRIDE INTERNATIONAL, INC.
                         1500 CITY WEST BLVD., SUITE 400
                              HOUSTON, TEXAS 77042
                     (Name and address of agent for service)

                                 (713) 789-1400
          (Telephone number, including area code, of agent for service)

                             ----------------------

                         CALCULATION OF REGISTRATION FEE

                                                              Proposed      Proposed maximum
                                            Amount to be  maximum offering aggregate offering    Amount of
   Title of securities to be registered      registered   price per share (2)  price (2)     registration fee
=========================================== ============= ================ ===================================
Common Stock, no par value.................  200,000(1)        $32.94          $6,588,000         $1,997
=========================================== ============= ================ ===================================

(1) Plus such additional number of shares as may be issuable by reason of the anti-dilution provisions of the Plan.

(2) Estimated pursuant to Rules 457(c) and (h) solely for the purpose of computing the registration fee and based upon the average of the high and low sales prices reported on the Nasdaq National Market on September 3, 1997.

================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

        Note: The document(s) containing the information concerning the Pride International, Inc. 1993 Directors' Stock Option Plan (the "Plan"), required by
Item 1 of Form S-8 and the statement of availability of registrant information, Plan information and other information required by Item 2 of Form S-8 will be sent or given to employees as specified by Rule 428. In accordance with Rule 428 and the requirements of Part I of Form S-8, such documents are not being filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. The registrant will maintain a file of such documents in accordance with the provisions of Rule 428. Upon request, the registrant will furnish to the Commission or its staff a copy of any or all of the documents included in such file.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.        INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

        The following documents, which the Company has filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") (File No. 0-16961), are incorporated in this Registration Statement by reference and shall be deemed to be a part hereof:

                (1) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996;

                (2) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997;

                (3) The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997;

                (4) The description of the Company's common stock, no par value (the "Common Stock"), contained in the Company's Registration Statement on Form 8-A filed on August 19, 1997, as such Registration Statement may be further amended from time to time for the purpose of updating, changing or modifying such description;

                (5) The Company's Current Report on Form 8-K filed on March 7, 1997;

                (6) The Company's Current Report on Form 8-K filed on March 25, 1997, as amended by a Form 8-K/A filed on April 8, 1997;

                (7) The Company's Current Report on Form 8-K filed on May 7, 1997; and

                (8) The Company's Current Report on Form 8-K filed on May 22, 1997, as amended by a Form 8-K/A filed on July 21, 1997.

        All documents filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold, or which deregisters all securities then remaining unsold, shall be deemed to be incorporated in this Registration Statement by reference and to be a part hereof from the date of filing of such documents.

        Any statement contained in this Registration Statement, in an amendment hereto or in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed supplement to this Registration Statement or in any document that also is incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.        DESCRIPTION OF SECURITIES.

        Not applicable.

ITEM 5.        INTERESTS OF NAMED EXPERTS AND COUNSEL.

        Not applicable.

ITEM 6.        INDEMNIFICATION OF DIRECTORS AND OFFICERS.

        Section 83 of the Business Corporation Law of the State of Louisiana gives corporations the power to indemnify officers and directors under certain circumstances. Article IX of the Company's Amended and Restated Articles of Incorporation and Section 13 of the Company's Bylaws contain provisions that provide for indemnification of certain persons (including officers and directors).

ITEM 7.        EXEMPTION FROM REGISTRATION CLAIMED.

        Not Applicable.

ITEM 8.        EXHIBITS.

Exhibit
Number                       Document Description
- ------                       --------------------

*4.1      --     Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 1996, File No.
                 0-16961).

*4.2      --     Amendment to Restated Articles of Incorporation (incorporated by reference to Exhibit 3.2 to the Company's Annual Report on Form 10-K for the year ended December 31, 1996, File No.
                 0-16961).

*4.3      --     Amendment to Amended and Restated Articles of Incorporation
                 (incorporated by reference to Exhibit 3.3 to the Company's
                 Annual Report on Form 10-K for the year ended December 31,
                 1996, File No. 0-16961).

*4.4      --     Amendment to Amended and Restated Articles of Incorporation
                 (incorporated by reference to Exhibit 4.4 to the Company's
                 Registration Statement on Form S-8 filed on the date hereof).

*4.5      --     Bylaws of the Company, as amended (incorporated by reference to
                 Exhibit 4.5 to the Company's Registration Statement on Form S-8 filed on the date hereof).

*4.6      --     Pride International, Inc. 1993 Directors' Stock Option Plan
                 (incorporated by reference to Exhibit 10(j) to the Company's
                 Annual Report on Form 10-K for the year ended December 31,
                 1992, File No. 0-16961).

 4.7      --     First Amendment to Pride International, Inc. 1993 Directors'
                 Stock Option Plan.

 5        --     Opinion of McGlinchey Stafford.

15        --     Awareness Letter of Coopers & Lybrand L.L.P.

23.1      --     Consent of Coopers & Lybrand L.L.P.

23.2      --     Consent of Ernst & Young Audit.

23.3      --     Consent of Price Waterhouse LLP (Houston, Texas).

23.4      --     Consent of Pistrelli, Diaz y Asociados.

23.5      --     Consent of Price Waterhouse (Paris, France).

23.6      --     Consent of McGlinchey Stafford (contained in Exhibit 5).

24        --     Powers of Attorney (included on the signature page of the
                 Registration Statement).
- -----------------------------

   *  Incorporated by reference as indicated.

ITEM 9.   UNDERTAKINGS.

    (a) The undersigned registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

            (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

            (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

            (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

    PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, the State of Texas, on September 5, 1997.

                                           PRIDE INTERNATIONAL, INC.

                                           By: /S/  RAY H. TOLSON
                                                    Ray H. Tolson,
                                                    Chairman of the Board and
                                                    Chief Executive Officer

                                POWER OF ATTORNEY

        Each person whose signature appears below appoints Ray H. Tolson, Paul
A. Bragg and Robert W. Randall, and each of them, each of whom may act without the joinder of the others, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED AND ON SEPTEMBER 5, 1997.

     Signature                                         Title
     ---------                                         -----

/S/ RAY H. TOLSON                     Chairman of the Board and Chief Executive
    Ray H. Tolson                         Officer
    (Principal Executive Officer)

/S/ PAUL A. BRAGG                     President and Chief Operating Officer
    Paul A. Bragg
    (Principal Executive Officer)

/S/ EARL W. MCNIEL                    Vice President and Chief Financial Officer
    Earl W. McNiel
    (Principal Financial and Accounting Officer)

                                      Director
    Christian J. Boon Falleur

/S/ JAMES B. CLEMENT                  Director
    James B. Clement

/S/ REMI DORVAL                       Director
    Remi Dorval

/S/ JORGE E. ESTRADA M.               Director
    Jorge E. Estrada M.

/S/ RALPH D. MCBRIDE                  Director
    Ralph D. McBride

/S/ THOMAS H. ROBERTS, JR.            Director
    Thomas H. Roberts, Jr.

/S/ JAMES T. SNEED                    Director
    James T. Sneed

                                  EXHIBIT INDEX


Exhibit
  No.                            Description
- ------                       -------------------
*4.1      --     Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 1996, File No.
                 0-16961).

*4.2      --     Amendment to Restated Articles of Incorporation (incorporated by reference to Exhibit 3.2 to the Company's Annual Report on Form 10-K for the year ended December 31, 1996, File No.
                 0-16961).

*4.3      --     Amendment to Amended and Restated Articles of Incorporation
                 (incorporated by reference to Exhibit 3.3 to the Company's
                 Annual Report on Form 10-K for the year ended December 31,
                 1996, File No. 0-16961).

*4.4      --     Amendment to Amended and Restated Articles of Incorporation
                 (incorporated by reference to Exhibit 4.4 to the Company's
                 Registration Statement on Form S-8 filed on the date hereof).

*4.5      --     Bylaws of the Company, as amended (incorporated by reference to
                 Exhibit 4.5 to the Company's Registration Statement on Form S-8 filed on the date hereof).

*4.6      --     Pride International, Inc. 1993 Directors' Stock Option Plan
                 (incorporated by reference to Exhibit 10(j) to the Company's
                 Annual Report on Form 10-K for the year ended December 31,
                 1992, File No. 0-16961).

 4.7      --     First Amendment to Pride International, Inc. 1993 Directors'
                 Stock Option Plan.

 5        --     Opinion of McGlinchey Stafford.

15        --     Awareness Letter of Coopers & Lybrand L.L.P.

23.1      --     Consent of Coopers & Lybrand L.L.P.

23.2      --     Consent of Ernst & Young Audit.

23.3      --     Consent of Price Waterhouse LLP (Houston, Texas).

23.4      --     Consent of Pistrelli, Diaz y Asociados.

23.5      --     Consent of Price Waterhouse (Paris, France).

23.6      --     Consent of McGlinchey Stafford (contained in Exhibit 5).

24        --     Powers of Attorney (included on the signature page of the
                 Registration Statement).
- ----------
   *  Incorporated herein by reference.